Dreyfus
Asset Allocation
Fund, Inc.
Semi-Annual
Report



October 31, 1997

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   Please note that this latest report to shareholders of Dreyfus Asset Allocation Fund is now signed by Kevin M. McClintock, who became principal portfolio manager of the Fund as of June 18, 1997. His predecessor in this position, Timothy M. Ghriskey, who manages a number of Dreyfus equity funds, will continue as a portfolio manager of the Fund and collaborate with Kevin on the equity investments in the Fund. Additionally, Kevin is now responsible for the Fund's allocation of assets as between equities and fixed income securities, and management of the fixed income portion.

   In addition to managing this Fund, Kevin McClintock manages several strategic and fixed income funds and oversees the taxable bond area at the Dreyfus Corporation. He joined our company in November 1995, after an association of more than ten years with the Aetna Corporation, where he managed over $6 billion in advisory assets.

   Kevin started his career at Aetna in 1985 after graduating from Colorado College and earning an M.B.A. from the Amos Tuck School of Business at Dartmouth College. He received the designation of Chartered Financial Analyst (CFA) in 1989.

   We have complete confidence in Kevin McClintock's skills and experience as a mutual fund manager.
                                                  Sincerely,

                                                  /s/ Stephen E. Canter

                                                  Stephen E. Canter
                                                  Chief Investment Officer

November 18, 1997
New York, N.Y.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report that Dreyfus Asset Allocation Fund provided a total return of 19.69% for the six months ended October 31, 1997.* This reflects income as well as changes in price per share. The Fund's total return outperformed the 15.16% total return of the Standard and Poor's 500 Composite Stock Price Index (the S&P 500), which is made up entirely of common stocks, and 7.07% for the Lehman Brothers Aggregate Bond Index.** A more accurate measure of the performance of the Fund is against a special customized blended index which, like the Fund, is composed of bonds and cash equivalents as well as stocks. This benchmark index had a total return of 10.94% during the period.***

ECONOMIC REVIEW

   The U.S. economy has registered a step-up in growth in 1997 and incoming evidence suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year suppressed by the strong dollar, import competition and continued disinflation in health care.

   Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.

   Real GDP growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and incoming orders imply continued strength. Even housing demand, typically slowing at this phase of the business cycle, has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.

   Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.

MARKET OVERVIEW

   Even though the equity markets stumbled badly in late October, the fiscal half year ended October 31, 1997 still saw solid gains. The total return for this period was 7.12% for the Dow Jones Industrial Average, 15.16% for the S&P 500, and an impressive 27.29% for the Russell 2000 Small Stock Index. These were the returns after the drop of the last week in October, and before counting the rebounds that occurred in the first week of November.

   In retrospect, it is apparent that stock valuations had been riding for a fall. There was weakness in March when the Fed raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fear of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in large capitalized companies, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.

   As autumn leaves began to turn, the stock market as a whole regained its wind--but not for long. The relatively high valuations that had prevailed were vulnerable to any major unpleasant surprise. That came in late October from an unexpected source--the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.

   Richard Hoey, Chief Economist for the Dreyfus Corporation, reviewing the recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.

   The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but less severely, because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.

   The influx of investors into stocks when prices dipped was a good augury for the future. The American investing public appears to be convinced that equities are a good place to put money for the long range, when their prices are attractive, despite the recent volatility of the market averages.

   In the bond market, alternating expectations for strong and moderate economic growth caused Treasury rates to fluctuate within a fairly well-defined range. In late October and November, the volatility that affected stocks spilled over into the bond market. For several weeks, when there was a flight from stocks, bonds benefited, and by the same token, when investors rushed back into stocks, bond prices declined. Later, however, both markets stabilized. When bond rates were declining, as they did in the earlier months of the fiscal period, spreads narrowed considerably. Both corporate and mortgage-backed securities provided moderate yield premiums to similar Treasury alternatives. As long as yields are range-bound and economic growth remains moderate, these tight yield spread relationships are likely to persist.

PORTFOLIO FOCUS

   There are basically three decision levels for the Dreyfus Asset Allocation
Fund: the asset allocation, the equity holdings, and the fixed income holdings:

ASSET ALLOCATION

   Until October, the Fund generally maintained an equity allocation close to the top of the permitted range. We believed that the investment environment for the stock market remained positive and wanted to maximize the Fund's participation in this asset class. In October, we reduced the equity allocation to a more neutral exposure based primarily on a view that stock market valuations were extended along with a less favorable outlook for corporate profits. We do not believe an equity bear market is imminent, but merely that the return on equities going forward is more likely to be in line with historical averages and closer to that of fixed-income investments. We have increased the allocation to bonds and cash to a neutral weight from an underweighted position. This asset allocation strategy was a positive addition to performance results.

EQUITY HOLDINGS

   Equity investment results benefited from being overweighted in industries such as: oil services, cement, trucking, and retail drugstores. Specific holdings that added to results are Cooper Cameron, Coflexip A.D.S., Bouygues Offshore A.D.S., Lone Star Industries, Southdown, Yellow Corp., CNF Transportation, CVS, and Rite Aid. Relative performance results were penalized by holdings including Fruit of the Loom, Cl. A, La Quinta Inns, NIKE, Cl. B, and Motorola.

FIXED INCOME HOLDINGS

   The fixed-income portfolio was positioned with duration at times moderately longer than the Lehman Brothers Aggregate Bond Index benchmark and at times moderately shorter. On balance, the timing of these moves added to the Fund's returns. The Fund also benefited from an allocation to high yield securities and mortgage related securities. The allocation to corporate bonds had a near neutral impact on performance.

   As always, our objective is to maximize total return of the Fund through asset allocation and management of the equity, fixed income, and cash portions of the fund. It is both an honor and a pleasure to be managing your investment assets.

                                                     Sincerely,

                                                     /s/ Kevin M. McClintock

                                                     Kevin M. McClintock
                                                     Senior Portfolio Manager
                                                     November 18, 1997

November 18, 1997
New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

    SOURCE: LEHMAN BROTHERS--The Lehman Brothers Aggregate Bond Index is a widely accepted index of corporate, government and government agency debt instruments with an average maturity of 1-10 years.

*** The Customized Blended Index has been prepared by the Fund and is intended to be a more accurate comparison to its general portfolio composition than the Standard & Poor's 500 Composite Stock Price Index alone. We have combined the performance of unmanaged indices that reflect benchmark percentages with respect to each asset class in which the Fund invests as described in its Prospectus: 55% equity securities, 35% fixed-income securities, and 10% short-term money market instruments. The Customized Blended Index combines returns from the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Bank Rate Monitor Index of money market returns, and is weighted to the benchmark percentages.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                            October 31, 1997 (Unaudited)


                                                                                            Principal
Bonds and Notes--17.7%                                                                        Amount             Value
-------------------------------------------------------------------------------           -------------        -----------
      Commercial Mortgage--1.3%  GMAC Commercial Mortgage Securities,
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1996-C1, Cl. E, 7.86%, 2006...........           $ 1,000,000          $ 1,014,280
                                                                                                               -----------
                Financial--3.3%  Evans Withycombe, Notes,
                                    7.50%, 2004................................               650,000              682,243
                                 Hyatt Equities, Notes,
                                    6.80%, 2000................................               500,000              507,977
                                 Industrial Financial, Notes,
                                    7.50%, 2007................................               500,000              475,579
                                 Presidential Life, Sr. Notes,
                                    9.50%, 2000................................               850,000              880,644
                                                                                                               -----------
                                                                                                                 2,546,443
                                                                                                               -----------
               Industrial--4.7%  Dual Drilling, Sr. Sub. Notes,
                                    9.875%, 2004...............................               500,000              538,750
                                 Emcor Group, Notes,
                                    11%, 2001..................................               530,197              559,358
                                 Fairchild, Sub. Deb.,
                                    12%, 2001..................................             2,000,000            2,020,000
                                 Philip Morris Cos., Notes
                                    6.95%, 2006................................               500,000              512,944
                                                                                                               -----------
                                                                                                                 3,631,052
                                                                                                               -----------
     Residential Mortgage--1.6%  Norwest Asset Securities,
                                    Mortgage Pass-Through Ctfs.:
                                       Ser. 1997-11, B-2, 7%, 2027.............               527,000              520,577
                                       Ser. 1997-11, B-3, 7%, 2027.............               753,000              691,113
                                                                                                               -----------
                                                                                                                 1,211,690
                                                                                                               -----------
                Utilities--1.6%  Indiantown Cogeneration, L.P.,
                                    9.77%, 2020................................             1,000,000            1,216,773
                                                                                                               -----------
     U.S. Government Agency/
          Mortgage Backed--5.2%  Federal Home Loan Mortgage, REMIC,
                                    Multiclass Mortgage Participation Ctfs.;
                                    Ser. 1999, Cl. PW, 7%, 8/5/2026............             3,755,714(a)         1,028,127
                                 Federal National Mortgage Association,
                                    9%, 2026...................................               736,356              784,220
                                 Federal National Mortgage Association REMIC Trust,
                                    Gtd. Pass-Through Ctfs.:
                                       Ser. 1993-86, Cl. HA, 9.64%, 6/25/2008..             1,000,000(a)           475,000
                                       Ser. 1997-40, Cl. PF, 7%, 12/18/2026....             1,000,000(a)           406,250
                                 U.S.Treasury Bonds,
                                    6.375%, 8/15/2027..........................             1,200,000            1,235,250
                                                                                                               -----------
                                                                                                                 3,928,847
                                                                                                               -----------
                                 TOTAL BONDS AND NOTES
                                    (cost $13,328,050).........................                                $13,549,085
                                                                                                               -----------
                                                                                                               -----------

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1997 (Unaudited)


Common Stocks--74.0%                                                                         Shares                 Value
-------------------------------------------------------------------------------         ---------------          -----------
        Consumer Durables--1.8%  Electrolux, Cl. B.............................                17,200            $ 1,420,730
                                                                                                                 -----------
    Consumer Non-durables--8.8%  Dreyer's Grand Ice Cream......................                42,800              1,770,850
                                 Philip Morris Cos.............................                29,900              1,184,787
                                 Ralston-Purina Group..........................                15,000              1,346,250
                                 Unilever, N.V.................................                26,400              1,409,100
                                 Wrigley, (Wm) Jr..............................                14,000              1,013,250
                                                                                                                 -----------
                                                                                                                   6,724,237
                                                                                                                 -----------
        Consumer Services--3.3%  Paxson Communications, Cl. A..................                77,600(b)             873,000
                                 Scandinavian Broadcasting System..............                55,000(b)           1,402,500
                                 Spanish Broadcasting..........................                 1,000                235,000
                                                                                                                 -----------
                                                                                                                   2,510,500
                                                                                                                 -----------
    Electronic Technology--5.5%  Applied Materials.............................                25,000(b)             834,375
                                 Boeing........................................                28,500              1,364,437
                                 Intel.........................................                16,300              1,255,100
                                 Micron Technology.............................                30,000(b)             804,375
                                                                                                                 -----------
                                                                                                                   4,258,287
                                                                                                                 -----------
          Energy Minerals--3.5%  Bouygues Offshore A.D.S.......................                50,000              1,212,500
                                 Tosco.........................................                44,800              1,478,400
                                                                                                                 -----------
                                                                                                                   2,690,900
                                                                                                                 -----------
                 Finance--13.6%  Bankers Trust NY..............................                12,100              1,427,800
                                 Boston Properties.............................                25,000                800,000
                                 Equitable Cos.................................                20,000                823,750
                                 Equity Office Properties Trust................                25,000                764,062
                                 Freddie Mac...................................                68,500              2,594,437
                                 NationsBank...................................                13,600                814,300
                                 Nomura Securities.............................                75,000                872,600
                                 Patriot American Hospitality..................                50,000              1,650,000
                                 Travelers Group...............................                10,000                700,000
                                                                                                                 -----------
                                                                                                                  10,446,949
                                                                                                                 -----------
          Health Services--1.3%  Manor Care....................................                30,000              1,029,375
                                                                                                                 -----------
        Health Technology--4.8%  Allergan......................................                33,000              1,086,937
                                 Biogen........................................                34,600(b)           1,159,100
                                 Genzyme.......................................                51,000              1,396,125
                                                                                                                 -----------
                                                                                                                   3,642,162
                                                                                                                 -----------
      Industrial Services--3.8%  AES...........................................                26,600(b)           1,054,025
                                 Cooper Cameron................................                25,600(b)           1,849,600
                                                                                                                 -----------
                                                                                                                   2,903,625
                                                                                                                 -----------
      Non-energy Minerals--4.1%  Lone Star Industries..........................                27,700              1,521,769
                                 Southdown.....................................                30,000              1,661,250
                                                                                                                 -----------
                                                                                                                   3,183,019
                                                                                                                 -----------

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1997 (Unaudited)



Common Stocks (continued)                                                                    Shares                 Value
-------------------------------------------------------------------------------         ---------------          -----------
       Process Industries--4.4%  Abitibi-Consolidated..........................                90,000            $ 1,282,500
                                 Stone Container...............................                65,000                784,062
                                 Union Camp....................................                24,200              1,311,338
                                                                                                                 -----------
                                                                                                                   3,377,900
                                                                                                                 -----------
  Producer Manufacturing--10.2%  American Standard.............................                23,300(b)             832,975
                                 Ingersoll-Rand................................                48,500              1,888,469
                                 MagneTek......................................               116,000(b)           2,356,250
                                 Tyco International............................                40,000              1,510,000
                                 Xerox ........................................                15,200              1,205,550
                                                                                                                 -----------
                                                                                                                   7,793,244
                                                                                                                 -----------
             Retail Trade--4.1%  CVS...........................................                26,700              1,637,044
                                 Rite Aid......................................                25,000              1,484,375
                                                                                                                 -----------
                                                                                                                   3,121,419
                                                                                                                 -----------
           Transportation--3.5%  OMI...........................................               100,000(b)           1,193,750
                                 Teekay Shipping...............................                47,000              1,504,000
                                                                                                                 -----------
                                                                                                                   2,697,750
                                                                                                                 -----------
                Utilities--1.3%  Sabesp........................................                 5,200                962,090
                                                                                                                 -----------
                                 TOTAL COMMON STOCKS
                                    (cost $ 52,922,901)........................                                  $56,762,187
                                                                                                                 -----------
                                                                                                                 -----------
Preferred Stocks--2.2%
-------------------------------------------------------------------------------
                   Industrial;   Spanish Broadcasting System

                                    (cost $1,486,051)..........................                 1,566            $ 1,659,960
                                                                                                                 -----------
                                                                                                                 -----------
                                                                                            Principal
Convertible Bonds and Notes--2.1%                                                             Amount
-------------------------------------------------------------------------------          ---------------
                   Industrial;   Rite Aid, Notes,
                                    5.25%, 2002................................           $ 1,000,000            $ 1,077,500
                                 Scandinavian Broadcasting System, Sub. Deb.,
                                    7.25%, 2005................................               500,000                523,750
                                                                                                                 -----------
                                 TOTAL CONVERTIBLE BONDS AND NOTES
                                    (cost $1,502,864)..........................                                  $ 1,601,250
                                                                                                                 -----------
                                                                                                                 -----------


Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                October 31, 1997 (Unaudited)


                                                                                            Principal
Short-Term Investments--2.6%                                                                 Amount              Value
-------------------------------------------------------------------------------         -----------------    -------------
          U.S. Treasury Bills:   4.86%, 12/11/97...............................          $  390,000(c)       $   387,886
                                 4.90%, 12/26/97...............................             180,000(c)           178,625
                                 5.03%, 1/8/98.................................             563,000              557,612
                                 5%, 1/22/98...................................             865,000              854,802
                                                                                                             -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $1,979,171)..........................                              $ 1,978,925
                                                                                                             -----------
                                                                                                             -----------
TOTAL INVESTMENTS (cost $71,219,037)...........................................               98.6%          $75,551,407
                                                                                             ------          -----------
                                                                                             ------          -----------
CASH AND RECEIVABLES (NET).....................................................                1.4%          $ 1,107,703
                                                                                             ------          -----------
                                                                                             ------          -----------
NET ASSETS.....................................................................              100.0%          $76,659,110
                                                                                             ------          -----------
                                                                                             ------          -----------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Notional face amount shown.
(b) Non-income producing.
(c) Held by custodian in a segregated account as collateral for open futures position.


Statement of Financial Futures                     October 31, 1997 (Unaudited)

                                                                   Market Value                    Unrealized
                                                                    Covered                       Appreciation
                                                   Contracts       by Contracts     Expiration     at 10/31/97
                                                   ---------       ------------    ------------   ------------
U.S. Treasury 5 Year Notes (long)................      73           7,913,656      December '97      $125,594
S&P 500 (short)..................................      32          14,784,000      December '97        37,000
                                                                                                     --------
                                                                                                     $162,594
                                                                                                     --------
                                                                                                     --------



                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                 October 31, 1997 (Unaudited)


                                                                                               Cost              Value
                                                                                          ------------       ------------
ASSETS:                       Investments in securities--See Statement of Investments     $71,219,037        $75,551,407
                              Cash.............................................                                  110,564
                              Receivable for investment securities sold........                                5,743,021
                              Dividends and interest receivable................                                  281,841
                              Receivable for shares of Common Stock subscribed.                                    5,000
                              Prepaid expenses.................................                                    5,215
                                                                                                             -----------
                                                                                                              81,697,048
                                                                                                             -----------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   53,012
                              Due to Distributor...............................                                   16,714
                              Payable for investment securities purchased......                                4,555,603
                              Net unrealized depreciation on forward currency
                                exchange contracts--Note 4(a)..................                                   14,072
                              Payable for shares of Common Stock redeemed......                                   87,060
                              Payable for futures variation margin--Note 4(a)..                                  266,378
                              Accrued expenses.................................                                   45,099
                                                                                                             -----------
                                                                                                               5,037,938
                                                                                                             -----------
NET ASSETS.....................................................................                              $76,659,110
                                                                                                             -----------
                                                                                                             -----------
REPRESENTED BY:               Paid-in capital..................................                              $55,649,010
                              Accumulated undistributed investment income--net.                                  797,980
                              Accumulated net realized gain (loss) on investments                             15,731,527
                              Accumulated net unrealized appreciation
                                (depreciation) on investments and foreign
                                currency transactions (including $162,594 net
                                unrealized appreciation on
                                financial futures).............................                                4,480,593
                                                                                                             -----------
NET ASSETS.....................................................................                              $76,659,110
                                                                                                             -----------
                                                                                                             -----------
SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)................                                4,364,138

NET ASSET VALUE, offering and redemption price per share.......................                                   $17.57
                                                                                                                  ------
                                                                                                                  ------


                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations            Six Months Ended October 31, 1997 (Unaudited)


INVESTMENT INCOME

INCOME:                       Interest...................................             $   622,120
                              Cash dividends.............................                 373,349
                                                                                      -----------
                                Total Income.............................                                    $   995,469


EXPENSES:                     Management fee--Note 3(a)..................                 268,314
                              Shareholder servicing costs--Note 3(b).....                 115,624
                              Registration fees..........................                  25,172
                              Professional fees..........................                  21,552
                              Directors' fees and expenses--Note 3(c)....                   9,778
                              Custodian fees--Note 3(b)..................                   8,046
                              Prospectus and shareholders' reports.......                   6,783
                              Loan commitment fees--Note 2...............                     308
                              Miscellaneous..............................                  14,121
                                                                                      -----------
                                Total Expenses...........................                                        469,698
                                                                                                             -----------
INVESTMENT INCOME--NET...................................................                                        525,771
                                                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions............             $11,547,743
                              Net realized gain (loss) on forward currency
                                exchange contracts.......................                  42,540
                              Net realized gain (loss) on financial futures
                                Long transactions........................                  76,263
                                Short transactions.......................                 481,562
                                                                                      -----------
                                Net Realized Gain (Loss).................                                     12,148,108
                              Net unrealized appreciation (depreciation) on
                                investments and foreign currency
                                transactions (including $162,968 net unrealized
                                appreciation on financial futures).......                                       (768,778)
                                                                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                     11,379,330
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $11,905,101
                                                                                                             -----------
                                                                                                             -----------



                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                           Six Months Ended
                                                                                           October 31, 1997     Year Ended
                                                                                              (Unaudited)     April 30, 1997
                                                                                           ----------------  ----------------
OPERATIONS:
   Investment income--net.................................................                  $   525,771        $ 1,278,329
   Net realized gain (loss) on investments................................                   12,148,108          3,602,948
   Net unrealized appreciation (depreciation) on investments..............                     (768,778)         4,067,820
                                                                                            -----------        -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                   11,905,101          8,949,097
                                                                                            -----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                      --              (1,364,500)
   Net realized gain on investments.......................................                      --              (2,536,364)
                                                                                            -----------        -----------
      Total Dividends.....................................................                      --              (3,900,864)
                                                                                            -----------        -----------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................                   23,132,696         37,388,539
   Dividends reinvested...................................................                      --               3,751,463
   Cost of shares redeemed................................................                  (19,234,413)       (48,272,464)
                                                                                            -----------        -----------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                    3,898,283         (7,132,462)
                                                                                            -----------        -----------
         Total Increase (Decrease) in Net Assets..........................                   15,803,384         (2,084,229)

NET ASSETS:
   Beginning of Period....................................................                   60,855,726         62,939,955
                                                                                            -----------        -----------
   End of Period..........................................................                  $76,659,110        $60,855,726
                                                                                            -----------        -----------
                                                                                            -----------        -----------
Undistributed investment income--net......................................                  $   797,980        $   272,209
                                                                                            -----------        -----------

                                                                                               Shares             Shares
                                                                                            -----------        -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                    1,388,548          2,577,794
   Shares issued for dividends reinvested.................................                      --                 272,042
   Shares redeemed........................................................                   (1,168,831)        (3,370,046)
                                                                                            -----------        -----------
      Net Increase (Decrease) in Shares Outstanding.......................                      219,717           (520,210)
                                                                                            -----------        -----------
                                                                                            -----------        -----------

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                         Six Months Ended
                                                          October 31, 1997          Year Ended April 30,
                                                                              ------------------------------------
PER SHARE DATA:                                             (Unaudited)        1997      1996     1995     1994(1)
                                                            -----------       ------    ------   ------   --------
   Net asset value, beginning of period..................     $14.68          $13.49    $13.81   $12.49    $12.50
                                                              ------          ------    ------   ------    ------
   Investment Operations:
   Investment income--net................................        .12             .33       .32      .39       .24
   Net realized and unrealized gain (loss) on investments       2.77            1.83      1.70     1.35      (.11)
                                                              ------          ------    ------   ------    ------
   Total from Investment Operations......................       2.89            2.16      2.02     1.74       .13
                                                              ------          ------    ------   ------    ------
   Distributions:
   Dividends from investment income--net.................        --             (.34)     (.38)    (.37)     (.13)
   Dividends from net realized gain on investments.......        --             (.63)    (1.96)    (.05)     (.01)
                                                              ------          ------    ------   ------    ------
   Total Distributions...................................        --             (.97)    (2.34)    (.42)     (.14)
                                                              ------          ------    ------   ------    ------
   Net asset value, end of period........................     $17.57          $14.68    $13.49   $13.81    $12.49
                                                              ------          ------    ------   ------    ------
                                                              ------          ------    ------   ------    ------
TOTAL INVESTMENT RETURN..................................      19.69%(2)       16.49%    15.67%   14.22%      .99%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...............        .66%(2)        1.31%     1.25%     .67%      .16%(2)
   Ratio of net investment income to average net assets..        .74%(2)        2.12%     2.16%    3.00%     2.48%(2)
   Decrease reflected in above expense ratios due to
      undertakings by the Manager........................         --             --        .27%    1.27%     1.58%(2)
   Portfolio Turnover Rate...............................     119.18%(2)      223.50%   370.06%  160.11%      --
   Average commission rate paid(3).......................     $.0657          $.0538       --       --        --
   Net Assets, end of period (000's Omitted).............    $76,659         $60,856   $62,940  $56,639   $51,063

----------------
(1) From July 1, 1993 (commencement of operations) to April 30, 1994.
(2) Not annualized.
(3) For fiscal years beginning May 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser.
The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $89,438 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $19,066 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $8,046 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended October 31, 1997 amounted to $84,481,098 and $82,170,687, respectively.

Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   The following summarizes open forward currency exchange contracts at October 31, 1997:


                                                      Foreign
                                                     Currency                                        Unrealized
Forward Currency Exchange Contracts                   Amounts        Proceeds           Value      (Depreciation)
-----------------------------------               ---------------  ------------     -------------  --------------
Sales:
------
   Japanese Yen, expiring 12/30/97.......         119,520,000      $1,000,000       $1,001,340        ($ 1,340)
   Swedish Krona, expiring 1/21/98.......           5,378,000         705,879          718,611         (12,732)
                                                                                                      --------
      Total..............................                                                             ($14,072)
                                                                                                      --------
                                                                                                      --------


   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (See Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1997, and their related unrealized appreciation are set forth in the Statement of Financial Futures.

   (B) At October 31, 1997, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $4,480,892, consisting of $6,536,875 gross unrealized appreciation and $2,055,983 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Asset Allocation Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                     550SA9710